Exhibit 27. (e)(1)

Pacific Life Insurance Company	Pacific Protective Growth
P.O. Box 2378, Omaha, NE 68103-2378
or 6750 Mercy Rd, Omaha, NE 68106
www.PacificLife.com	Individual Limited Premium Deferred
Contract Owners: (800) 722-4448	Variable Annuity with Index-Linked Options
Financial Professionals: (800) 722-2333	Application

All pages of this form must be returned. Print clearly in dark ink and avoid highlighting.

1. PRIMARY ANNUITANT Must be an individual. Check product guidelines for maximum issue age.

First Name	Middle Name		Last Name		Sex
☐ M ☐ F
SSN	Date of Birth (mm/dd/yyyy)	Telephone Number	E-mail Address

Mailing Address			Mailing City	Mailing State	Mailing Zip Code

Resident Address (if different than mailing address)			Resident City	Resident State	Resident Zip Code

JOINT ANNUITANT (Optional) Not applicable for qualified contracts. Default is Joint unless this box is checked: ☐ Contingent
First Name	Middle Name		Last Name		Sex
☐ M ☐ F
SSN	Date of Birth (mm/dd/yyyy)	Telephone Number	E-mail Address

Mailing Address			Mailing City	Mailing State	Mailing Zip Code

Resident Address (if different than mailing address)			Resident City	Resident State	Resident Zip Code

2. OWNER If annuitant(s) and owner(s) are the same, do not complete this section. Check product guidelines for maximum issue age.
First Name	Middle Name		Last Name		Sex
☐ M ☐ F
SSN	Date of Birth (mm/dd/yyyy)	Telephone Number	E-mail Address

Mailing Address			Mailing City	Mailing State	Mailing Zip Code

Resident Address (if different than mailing address)			Resident City	Resident State	Resident Zip Code

JOINT OWNER (Optional) Not applicable for qualified contracts.
First Name	Middle Name		Last Name		Sex
☐ M ☐ F
SSN	Date of Birth (mm/dd/yyyy)	Telephone Number	E-mail Address

Mailing Address			Mailing City	Mailing State	Mailing Zip Code

Resident Address (if different than mailing address)			Resident City	Resident State	Resident Zip Code

ICC24:25-1900	Page 1 of 11	11/24

3. BENEFICIARIES

If a beneficiary classification is not indicated, the class for that beneficiary will be primary. Each beneficiary class must equal 100%. Multiple beneficiaries will share the death benefit equally, unless otherwise specified. For contracts owned by a non-individual custodian (including IRAs and Qualified plans), the designated recipient will be the owner and beneficiary information provided below may not be valid. A spouse’s consent may be required in community property states, if applicable. We recommend you discuss with your legal representative.

If you are naming a minor as your beneficiary, please complete the Special Beneficiary Designation Request form.

See your contract and prospectus for details about death benefit and beneficiary proceeds.

1. First Name	Middle Name	Last Name		Relationship

Entity (if an individual is not selected)	SSN/TIN	Date of Birth (mm/dd/yyyy)	☐ Primary	Percentage
			☐ Contingent	%

Mailing Address	City	State	Zip Code	Telephone Number

2. First Name	Middle Name	Last Name		Relationship

Entity (if an individual is not selected)	SSN/TIN	Date of Birth (mm/dd/yyyy)	☐ Primary	Percentage
			☐ Contingent	%

Mailing Address	City	State	Zip Code	Telephone Number

3. First Name	Middle Name	Last Name		Relationship

Entity (if an individual is not selected)	SSN/TIN	Date of Birth (mm/dd/yyyy)	☐ Primary	Percentage
			☐ Contingent	%

Mailing Address	City	State	Zip Code	Telephone Number

4. First Name	Middle Name	Last Name		Relationship

Entity (if an individual is not selected)	SSN/TIN	Date of Birth (mm/dd/yyyy)	☐ Primary	Percentage
			☐ Contingent	%

Mailing Address	City	State	Zip Code	Telephone Number

5. First Name	Middle Name	Last Name		Relationship

Entity (if an individual is not selected)	SSN/TIN	Date of Birth (mm/dd/yyyy)	☐ Primary	Percentage
			☐ Contingent	%

Mailing Address	City	State	Zip Code	Telephone Number

6. First Name	Middle Name	Last Name		Relationship

Entity (if an individual is not selected)	SSN/TIN	Date of Birth (mm/dd/yyyy)	☐ Primary	Percentage
			☐ Contingent	%

Mailing Address	City	State	Zip Code	Telephone Number

ICC24:25-1900	Page 2 of 11	11/24

4. RIDERS Optional

Subject to state availability. Riders are irrevocable after election. If the rider selected cannot be added to the contract due to age restrictions, state, or broker/dealer availability, the contract will be issued without the optional rider.

4A. DEATH BENEFIT RIDER

☐    Return of Purchase Payments Death Benefit The oldest Owner or Annuitant must be between the ages of 81-85 at issue. Allocation requirements do not apply.

•	If you do not elect this death benefit, your death benefit will be the contract value as of the Notice Date. Interest Crediting requirements do not apply.
•	If the oldest Owner or Annuitant is age 80 or younger, the death benefit includes the return of purchase payment.

4B. GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (GMWB) You may select only ONE

To be eligible for the optional GMWB Rider, you must select only from the allowable Interest Crediting Options in Section 5. Any options marked with a “1” are NOT rider eligible.

Interest Crediting Option rates for Owners who elect the GMWB Rider will typically be lower than or equal to Interest Crediting Option rates for Owners who do not elect a GMWB Rider.

The GMWB rider is not available with Inherited IRA, Inherited Roth IRA, and Post-Death Non-Qualified business. Additionally, Joint Life is also not available on Qualified Plans.

☐  Income Guard – Single Life Option The Designated Life must be an owner and annuitant and must not be under age 45 or over age 85 at issue. Single Life Option is permitted with joint owners. Either owner may be chosen as the Designated Life and must be indicated below.

Designated Life’s/Owner’s First Name	Middle Name		Last Name

Date of Birth (mm/dd/yyyy)	Sex:		SSN
	☐ Male	☐ Female

☐   Income Guard – Joint Life Option Both Designated Lives must be natural persons who are each other’s spouses and must not be under age 45 or over age 85 at issue. If one of the Designated Lives is not listed as an owner or annuitant of the contract, they must be listed as the sole primary beneficiary in the Beneficiaries section. If this is a custodial-owned IRA, it is the responsibility of the custodian to verify that the beneficiary designation of the custodian is the spouse of the Annuitant. Joint Life is available only if the Contract Type selected is Non-Qualified (not available if the Owner is a trust or other entity), IRA, Roth IRA, or SEP IRA.

ICC24:25-1900	Page 3 of 11	11/24

5. INTEREST CREDITING OPTIONS

Use this section to allocate 100% of your Purchase Payment. Use whole percentages only. Additional Purchase Payments will be allocated based on the options below. Availability of certain Index-Linked Options, Indexes, and Index Terms may vary by broker-dealer.

IMPORTANT: To be eligible for an optional GMWB Rider in Section 4B, you must select ONLY from among the allowable Interest Crediting Options NOT marked with indicator “1”.

If you are NOT choosing an optional GMWB Rider in Section 4B, you may indicate any combination of investments.

Fixed Account Option	1 Year	_______%
Point to Point Cap Rate with 10% Buffer	1 Year S&P 500® Index	_______%
	1 Year iShares® Russell 2000 ETF	_______%
	1 Year Invesco QQQ ETF	_______%
	1 Year MSCI EAFE® Index	_______%
	1 Year First Trust Growth Strength Net Fee Index™	_______%
	6 Year S&P 500® Index[1]	_______%
	6 Year iShares® Russell 2000 ETF[1]	_______%
	6 Year Invesco QQQ ETF[1]	_______%
	6 Year MSCI EAFE® Index[1]	_______%
	6 Year First Trust Growth Strength Net Fee Index™[1]	_______%
Point to Point Cap Rate with 15% Buffer	1 Year S&P 500® Index	_______%
	1 Year iShares® Russell 2000 ETF	_______%
	1 Year Invesco QQQ ETF	_______%
	1 Year MSCI EAFE® Index	_______%
	1 Year First Trust Growth Strength Net Fee Index™	_______%
	6 Year S&P 500® Index[1]	_______%
	6 Year iShares® Russell 2000 ETF[1]	_______%
	6 Year Invesco QQQ ETF[1]	_______%
	6 Year MSCI EAFE® Index[1]	_______%
	6 Year First Trust Growth Strength Net Fee Index™[1]	_______%
Point to Point Cap Rate with 20% Buffer	6 Year S&P 500® Index[1]	_______%
	6 Year iShares® Russell 2000 ETF[1]	_______%
	6 Year Invesco QQQ ETF[1]	_______%
	6 Year MSCI EAFE® Index[1]	_______%
	6 Year First Trust Growth Strength Net Fee Index™[1]	_______%
Point to Point Cap Rate with -10% Floor	1 Year S&P 500® Index	_______%
	1 Year iShares® Russell 2000 ETF	_______%
	1 Year Invesco QQQ ETF	_______%
	1 Year MSCI EAFE® Index	_______%
	1 Year First Trust Growth Strength Net Fee Index™	_______%

1FUND IS CURRENTLY NOT AN ALLOWABLE INTEREST CREDITING OPTION FOR A GMWB RIDER.

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ICC24:25-1900	Page 4 of 11	11/24

Point to Point Cap Rate with 10% Dual Direction Buffer	1 Year S&P 500® Index	_______%
	1 Year iShares® Russell 2000 ETF	_______%
	1 Year Invesco QQQ ETF	_______%
	1 Year MSCI EAFE® Index	_______%
	6 Year S&P 500® Index[1]	_______%
	6 Year iShares® Russell 2000 ETF[1]	_______%
	6 Year Invesco QQQ ETF[1]	_______%
	6 Year MSCI EAFE® Index[1]	_______%
Point to Point Cap Rate with 15% Dual Direction Buffer	1 Year S&P 500® Index	_______%
	1 Year iShares® Russell 2000 ETF	_______%
	1 Year Invesco QQQ ETF	_______%
	1 Year MSCI EAFE® Index	_______%
	6 Year S&P 500® Index[1]	_______%
	6 Year iShares® Russell 2000 ETF[1]	_______%
	6 Year Invesco QQQ ETF[1]	_______%
	6 Year MSCI EAFE®[1]	_______%
Point to Point Cap Rate with 20% Dual Direction Buffer	6 Year S&P 500® Index[1]	_______%
	6 Year iShares® Russell 2000 ETF[1]	_______%
	6 Year Invesco QQQ ETF[1]	_______%
	6 Year MSCI EAFE® Index[1]	_______%
Point to Point Performance Triggered Rate with 10% Buffer	1 Year S&P 500® Index	_______%
	1 Year iShares® Russell 2000 ETF	_______%
	1 Year Invesco QQQ ETF	_______%
	1 Year MSCI EAFE® Index	_______%
Point to Point Performance Triggered Rate with 15% Buffer	1 Year S&P 500® Index	_______%
	1 Year iShares® Russell 2000 ETF	_______%
	1 Year Invesco QQQ ETF	_______%
	1 Year MSCI EAFE® Index	_______%
Point to Point Performance Triggered Rate with -10% Floor	1 Year S&P 500® Index	_______%
	1 Year iShares® Russell 2000 ETF	_______%
	1 Year Invesco QQQ ETF	_______%
	1 Year MSCI EAFE® Index	_______%

1FUND IS CURRENTLY NOT AN ALLOWABLE INTEREST CREDITING OPTION FOR A GMWB RIDER.

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ICC24:25-1900	Page 5 of 11	11/24

Point to Point with a Participation Rate with 10% Buffer	6 Year Performance Mix[1,2]		_______%
Point to Point Tiered Participation Rate with 10% Buffer	6	Year S&P 500® Index[1]	_______%
	6	Year iShares® Russell 2000 ETF[1]	_______%
	6 Year Invesco QQQ ETF[1]		_______%
	6 Year MSCI EAFE® Index[1]		_______%
	6	Year First Trust Growth Strength Net Fee Index™[1]	_______%
		MUST TOTAL 100%	_______%

1FUND IS CURRENTLY NOT AN ALLOWABLE INTEREST CREDITING OPTION FOR A GMWB RIDER.

2The Performance Mix is a weighted average Index Return using S&P 500® Index, iShares® Russell 2000 ETF, and MSCI EAFE® Index. 50% based off the highest performing Index, 30% based on return of the next-best performing Index and 20% is based on the return of the lowest performing Index.

6. CONTRACT TYPE Select One.

☐	Non-Qualified (For trust-owned contracts, complete the Trustee Certification and Disclosure form.)
☐	Post-Death Non-Qualified (Complete Post-Death Non-Qualified Exchange Disclosure and Distribution Request form.)
☐	IRA
☐	Inherited IRA (For individual-owned or trust-owned Inherited IRA contracts, complete the appropriate Inherited IRA Certification form.)
☐	Roth IRA
☐	Inherited Roth IRA (For individual-owned or trust-owned Inherited IRA contracts, complete the appropriate Inherited IRA Certification form.)
☐	SEP-IRA

7. INITIAL PURCHASE PAYMENT AMOUNT Make check payable to Pacific Life Insurance Company

7A. NON-QUALIFIED CONTRACT PAYMENT TYPE	7B. QUALIFIED CONTRACT PAYMENT TYPE

1035 exchange(s)/estimated transfer	$________________	Transfer	$_______________
Amount enclosed	$________________	Rollover	$_______________
		Contribution	$_______________	for tax year ____________

ICC24:25-1900	Page 6 of 11	11/24

8. REPLACEMENT

8A. EXISTING INSURANCE

☐	Yes	☐	No	Do you have any existing life insurance or annuity contracts with this or any other company? (Default is “Yes” if neither box is checked.)

8B. REPLACEMENT

☐	Yes	☐	No	Is your intent that the purchase of this annuity will result in the replacement, termination, or change in value of any existing life insurance or annuity in this or any other company? If “Yes,” provide the information below for each policy or contract being replaced and attach any required state replacement and/or 1035 transfer/exchange forms.

1. Surrendering Company Name	Policy or Contract Number	Policy or Contract Type Being Replaced
		☐ Life Insurance	☐ Fixed Annuity	☐ Variable Annuity
Mailing Address	City	State	Zip Code	Telephone Number

2. Surrendering Company Name	Policy or Contract Number	Policy or Contract Type Being Replaced
		☐ Life Insurance	☐ Fixed Annuity	☐ Variable Annuity
Mailing Address	City	State	Zip Code	Telephone Number

3. Surrendering Company Name	Policy or Contract Number	Policy or Contract Type Being Replaced
		☐ Life Insurance	☐ Fixed Annuity	☐ Variable Annuity
Mailing Address	City	State	Zip Code	Telephone Number

4. Surrendering Company Name	Policy or Contract Number	Policy or Contract Type Being Replaced
		☐ Life Insurance	☐ Fixed Annuity	☐ Variable Annuity
Mailing Address	City	State	Zip Code	Telephone Number

9. ELECTRONIC INFORMATION OPT-IN CONSENT Provide email address to enroll:

By providing an email address below and signing this application, Pacific Life will electronically deliver documents and notices applicable to your insurance application, or policy contract, including reports, prospectuses, prospectus supplements, statements, confirmations, tax forms, proxy solicitations, privacy notice, and other policy-related correspondence in an electronic format (“Electronic Delivery of Documents”) to you, as permitted by law. Pacific Life will send paper copies of documents if required by state or federal law. Your consent is voluntary. Not all policy servicing documentation and notifications may be currently available in electronic format. For jointly owned contracts, both owners are consenting to receive information electronically.

By providing the email address below and signing this application, you confirm you understand and consent to the following:

•	You are authorizing Pacific Life to use Electronic Delivery of Documents for purposes of delivering the application, policy and other documents to you;
•	You are agreeing to set-up a https://annuities.myaccount.pacificlife.com for the purpose of receiving policy servicing documents such as policy statements from Pacific Life;
•	To receive documents electronically from Pacific Life, you confirm that you have a device with ready internet access, an active email account, the ability to read and retain documents online, or print documents;
•	Once you have agreed to receive your documents electronically, Pacific Life will provide, at no charge to you, one paper copy per year of any document upon your request;
•	You agree to provide Pacific Life with your current email address, current telephone number, and update Pacific Life promptly when those changes occur either through online updates at https://annuities.myaccount.pacificlife.com or by calling Pacific Life at (800) 722-4448;
•	There is no charge to you from Pacific Life for the use of paper delivery, or the use of Electronic Delivery of Documents;
•	If Pacific Life seeks your voluntary consent prior to completion of the application, your voluntary consent must be obtained before the application is completed. However, if you have not consented at the time of the application, then you are still permitted to consent at any time thereafter;

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ICC24:25-1900	Page 7 of 11	11/24

•	You are not required to provide consent to Pacific Life to use Electronic Delivery of Documents as a condition of completing the application process or purchasing insurance, or receiving policy servicing documents from Pacific Life;
•	Enrolling is not required as a condition to buy any goods, services or property;
•	For jointly owned contracts, all information will be provided to the email address listed;
•	Electronic Delivery of Documents will be cancelled if emails are returned as undeliverable. You will then receive paper documents via U.S. mail; and
•	This consent will remain in effect until you revoke it. If you choose to withdraw your consent, you will no longer obtain documents electronically and will instead receive them in paper format. Revoking your consent does not impact your ability to provide us with consent at a future date. It will also not impact your ability to apply for or purchase insurance from Pacific Life. You may revoke this consent, opt-out of Electronic Delivery of Documents, or request paper copies of information going forward at any time by contacting Pacific Life at (800) 722-4448.

E-mail Address:

10. TELEPHONE/ELECTRONIC AUTHORIZATION Complete this section to enroll:

☐ Yes	As the owner, I will receive this privilege automatically. If a contract has joint owners, each owner may individually make certain telephone and/or electronic requests. By checking “Yes,” I am also authorizing and directing Pacific Life to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost.

11. HOUSEHOLDING

By signing this application, I consent to Pacific Life mailing one copy of contract owner documents to multiple contract owners who share the same household address. Such documents will include prospectuses, prospectus supplements, announcements and reports but will not include contract-specific information such as transaction confirmations and statements. This service, known as “householding,” reduces expenses, environmental waste, and the volume of mail I receive. If I do not wish to participate in this service and prefer to receive my own contract owner documents, I have checked the box below.

☐	I elect NOT to participate in householding.

12. REMARKS (Use for additional detail or clarifications). If additional space is needed, attach a letter signed and dated by the owner(s).

13. CERTIFICATION OF OWNER’S TAXPAYER IDENTIFICATION NUMBER

☐	Check this box if you are not a U.S. Citizen or other U.S. person as defined in #3 below and this section does not apply to you.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined in the instructions in item 3 of the Certification on the official IRS Form W-9).
4.	I am exempt from FATCA reporting (defined in the instructions in item 4 of the Certification on the official IRS Form W-9).

Note: ☐ You must check here if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

ICC24:25-1900	Page 8 of 11	11/24

14. STATEMENT OF OWNER(S)

I understand that federal law requires all financial institutions to obtain the name, residence address, date of birth, Social Security or taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer. I understand that failure to provide this information could result in the annuity contract not being issued, delayed or unprocessed transactions, or annuity contract termination. I, the owner(s), understand that I have applied for a deferred annuity contract (“contract”) issued by Pacific Life Insurance Company (“company”). I received the annuity prospectus, product disclosure (“Contract Summary”), and if applicable, the Buyer’s Guide for Deferred Annuities for this annuity contract. After reviewing my financial background with my financial professional, I believe this contract, including the benefits of its insurance features, will meet my financial objectives based in part upon my age, income, net worth, tax status, and any existing investments, annuities, or other insurance products I own. If applicable, I considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I also considered my liquidity needs, risk tolerance, and investment time horizon when selecting fixed and index terms. I understand the terms and conditions related to any rider applied for and believe that the rider(s) meet(s) my insurable needs and financial objectives. I have discussed all fees and charges for this contract with my financial professional, including withdrawal charges, if applicable.

I understand that the availability of the Index Linked Options, Indexes, Index Terms, and optional rider benefits may vary by selling broker/dealer firm. I have discussed these details with my financial professional. I understand that an election of an Index Linked Option, Index, Index Term, or optional rider benefit not available through my broker-dealer will not be accepted. I understand that the Index Linked Options, Indexes, Index Term, and optional benefits not available through my broker-dealer may be available through other broker-dealers.

I understand that if I cancel a contract issued as a result of this application, without penalty during the Right to Cancel initial review period, depending upon the state where my contract is issued, it is possible the amount refunded may be less than the initial amount I invested due to the investment experience of my selected investment option.

If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the financial professional the disclosure required by Section 10 of the Military Personnel Financial Services Protection Act.

All answers to questions and statements made on this application are true and complete to the best of my knowledge and belief.

I UNDERSTAND THAT AMOUNTS ALLOCATED TO THE FIXED ACCOUNT OPTION EARN INTEREST NOT LESS THAN THE MINIMUM GUARANTEED INTEREST RATE STATED IN THE CONTRACT SPECIFICATIONS. I UNDERSTAND THAT WHILE THE VALUES OF THE CONTRACT MAY BE AFFECTED BY AN EXTERNAL INDEX, THE CONTRACT DOES NOT DIRECTLY PARTICIPATE IN ANY STOCK OR EQUITY INVESTMENT. I UNDERSTAND THAT BENEFITS AND VALUES PROVIDED UNDER THE INDEX-LINKED OPTIONS MAY BE ON A VARIABLE BASIS. AMOUNTS DIRECTED INTO INDEX-LINKED OPTIONS WILL REFLECT THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTION. THESE AMOUNTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT AMOUNTS WITHDRAWN OR APPLIED FOR AN ANNUITY BEFORE THE END OF THE MVA TERM MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Fraud Notice: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Owner’s Signature

Owner’s Signature	Date (mm/dd/yyyy)

Joint Owner’s Signature

Joint Owner’s Signature (if applicable)	Date (mm/dd/yyyy)

Signed at:
	City	State

State Solicited:	Complete this box for custodial-owned Qualified contracts only. Will not be valid for any other contract types. Information put here will be used for contract and financial professional appointment purposes.

ICC24:25-1900	Page 9 of 11	11/24

15. FINANCIAL PROFESSIONAL’S STATEMENT

 15A. EXISTING INSURANCE

☐	Yes	☐	No	Do you have any reason to believe that the applicant has any existing life insurance policies or annuity contracts? (Default is “Yes” if neither box is checked.)

15B. REPLACEMENT

☐	Yes	☐	No	Do you have reason to believe that any existing life insurance policy or annuity contract has been (or will be) surrendered, withdrawn from, loaned against, changed, or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued? If “Yes,” I affirm that I have referred the applicant to the replacement question in Section 8B of this application.

I hereby certify that I have used only Pacific Life’s approved sales material in connection with this sale and that copies of all sales materials used were left with the applicant. Any insurer-approved electronically presented sales materials will be provided in printed form to the applicant no later than at the time of the contract or contract delivery. I further certify that I have discussed the appropriateness of replacement and followed Pacific Life’s written replacement guidelines.

I certify that I have provided the applicant with the variable annuity prospectus, a product disclosure (“Contract Summary”) and if applicable, a Buyer’s Guide for Deferred Annuities for this annuity contract. I have explained to the owner(s) how the annuity will meet their insurable needs and financial objectives. I certify that I have reviewed this application and have determined that its proposed purchase is suitable as required under law, based in part on information provided by the owner, as applicable, including age, income, net worth, tax status, and any existing investments and insurance program. I further certify that I have also considered the owner’s liquidity needs, financial resources used to fund the annuity (including debts and obligations), willingness to accept any non- guaranteed elements, risk tolerance, and time horizon; that I followed my broker/dealer’s suitability guidelines in both the recommendation of this annuity and the choice of fixed and index terms; and that this application is subject to review for suitability by my broker/dealer. For states where applicable, I further certify that the recommended purchase is in the best interest of the owner(s), that I have followed the standards and obligations required under law in making that best interest determination, and that I did not place my own or Pacific Life’s financial interests ahead of the interests of the owner(s). I further certify that I have truly and accurately recorded on the application the information provided to me by the applicant.

If the applicant is an active-duty member of the United States Armed Forces (including active-duty military reserve personnel), I certify that this application was not solicited and/or signed on a military base or installation, and I provided to the applicant the disclosure required by Section 10 of the Military Personnel Financial Services Protection Act.

I further certify that, prior to soliciting the contract applied for, I have completed all state mandated annuity, insurance, and/or product training and agree to provide documentation of such completion upon request by Pacific Life.

Check the box below only if applicable:

☐ I have provided a Pacific Life approved annuity illustration to the applicant in connection with this application.

First Soliciting Financial Professional’s Signature

Soliciting Financial Professional’s Signature	Print First Financial Professional’s Full Name

First Financial Professional’s Telephone Number	First Financial Professional’s Email Address

First Broker/Dealer’s Name (if applicable)	First Brokerage Account Number (optional)

First Distribution Firm’s Name (if applicable)	First Option
	☐ A	☐ B	☐ C	☐ D
First ID # (if applicable)

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ICC24:25-1900	Page 10 of 11	11/24

Second Soliciting Financial Professional’s Signature

Soliciting Financial Professional’s Signature (if applicable)	Print Second Financial Professional’s Full Name

Second Financial Professional’s Telephone Number	Second Financial Professional’s Email Address

Second Broker/Dealer’s Name (if applicable)	Second Brokerage Account Number (optional)

Second Distribution Firm’s Name (if applicable)	Second Option
Option will be the same as selected above.
Second ID # (if applicable)

Send completed application as follows:

APPLICATION WITH PAYMENT:	APPLICATION WITHOUT PAYMENT:

Regular Mail Delivery:	Regular Mail Delivery:	Email: AnnuityService@PacificLife.com
P.O. Box 2290	P.O. Box 2378	Fax: (888) 837-8172
Omaha, NE 68103-2290	Omaha, NE 68103-2378	Online Upload: Financial Professionals can log in to
annuities.pacificlife.com

Overnight Mail Delivery:	Overnight Mail Delivery:	Questions:
6750 Mercy Rd,	6750 Mercy Rd,	Contract Owners: (800) 722-4448
Omaha, NE 68106	Omaha, NE 68106	Financial Professionals: (800) 722-2333

ICC24:25-1900	Page 11 of 11	11/24

Application Instructions: Use these instructions when completing the application.

Pacific Life has policies to maintain physical, electronic, and procedural safeguards to protect the confidentiality of your personal information. Access to personal information is available only to those people who need to know in order to service your business. The data you are providing is used to service and manage your relationship with us. Please review our online Privacy Promise for details on how we use and protect your personal information: https://paclife.co/privacy-promise.

For additional information regarding the product applied for, consult the prospectus: www.PacificLife.com/Prospectuses.

1. & 2. Annuitant(s)/Owner(s): Check product guidelines for minimum and maximum issue age. When setting up annuity contracts, there are many combinations of owner and annuitant registrations which may result in different death benefit consequences. For example, the death of an owner/annuitant may have different consequences than the death of a non-owner annuitant. For Qualified contracts, there cannot be joint or contingent annuitants. Spousal signatures may be required for certain actions in Qualified contracts. This contract is not intended for use in group unallocated plans. For IRAs (except Inherited IRAs), owner and annuitant should be the IRA owner. For Inherited IRAs, also complete and attach the appropriate Inherited IRA Certification form and see the Inherited IRA Checklist for owner/annuitant information. If trust is owner (other than Charitable Remainder Trust), also complete Trustee Certification and Disclosure form. Consult a tax advisor to properly structure annuity contracts and effect transfers.

3.   Beneficiaries: Indicate the person(s) or entity(ies) to be designated as beneficiary(ies). If no beneficiary(ies) is/are indicated, the provisions of the contract will govern as to the payment of any death benefit proceeds. If you would like to designate contingent beneficiaries or provide detailed beneficiary instructions, complete the Special Beneficiary Designation Request form or Remarks section of the application.

4.   Optional Riders (subject to state and broker/dealer availability): If the rider is selected and cannot be added to the contract due to age restrictions, state, or broker/dealer availability, the contract will be issued without the rider. You must invest in allowable Interest Crediting Options to elect a GMWB Rider.

5.   Interest Crediting Option: Use this section to allocate 100% of your investments. To be eligible for a GMWB Rider in Section 4B, you must select ONLY from allowable Interest Crediting Options.

6.   Contract Type: Check the type of annuity contract to be issued. Complete appropriate form indicated.

7.  Initial Purchase Payment Amount: Complete the applicable section(s) and indicate the type of payment. Minimum premium amount is $25,000 for Non-Qualified and Qualified contracts. Transfer indicates a trustee-to-trustee or a custodian-to-custodian transfer only.

8.   Replacement: Indicate if this is a replacement or not by checking the appropriate box. If yes, provide the additional information and attach a Transfer/Exchange form and any required state replacement form(s).

9.  Electronic Information Opt-In Consent (Optional): Complete this section to receive access to statements and other information electronically from our website. This instruction is valid until you instruct us otherwise.

10. Telephone and Electronic Transaction Authorization (Optional): By checking this box, you authorize Pacific Life to receive certain instructions by telephone or electronically from your designee. This instruction is valid until you instruct us otherwise. Telephone/Electronic contract changes will be subject to the conditions of the contract and the administrative requirements of Pacific Life.

11. Householding: Check the box if you do not want to participate in Pacific Life’s householding service.

12. Remarks: Use this section to indicate special registrations, additional beneficiaries, or other instructions.

13. Certification of Owner’s Taxpayer Identification: Select the applicable boxes if the owner is not a U.S. Citizen or other U.S. person as defined in the IRS W-9 form or if the owner is subject to IRS backup withholding.

14. Statement of Owner(s): Read this section carefully. The application must be signed and dated by the owner. In cases of joint ownership, both owners must sign. City and state where the application is signed must also be indicated. Complete the “Solicited at: State” box for custodial-owned contracts only.

15. Financial Professional’s Statement: Financial Professional(s) must select a commission option and assure that responses in Section 8 and 15 are consistent.

SUBMITTING YOUR BUSINESS - Help avoid a returned application by confirming your application has the following minimum information:

•	Annuitant and Owner information – Sections 1 & 2	•	Date application is signed – Section 14
•	Contract type is correct – Section 6	•	City and state where application is signed – Section 14
•	Replacement question – Section 8	•	Financial Professional’s signature(s) – Section 15